UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22496

American Funds Global Balanced Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A. S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American Funds Global Balanced FundSM

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Special feature

Finding balance around the world

See page 4

Annual report for the period ended October 31, 2011

American Funds Global Balanced Fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here is the cumulative total return on a $1,000 investment with all distributions reinvested for the period ended September 30, 2011 (the most recent calendar quarter-end):

Since fund’s inception
Class A shares	(2/1/11)
Reflecting 5.75% maximum sales charge	–12.39%

The fund’s expense ratio is 1.08% for Class A shares as of the prospectus dated January 1, 2012 (unaudited). The expense ratio is annualized based on data for a partial year.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

The fund’s 30-day yield for Class A shares as of November 30, 2011, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.86%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the U.S. may be subject to additional risks such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

We are pleased to present American Funds Global Balanced Fund’s first annual report, covering the nine-month period from the start of the fund’s operations on February 1, 2011, through the end of the fund’s fiscal year.

Nearly all global markets, equity and fixed income, saw great volatility during this turbulent year. For the period ended October 31, 2011, the fund’s total return was –1.4% including quarterly dividends totaling 21 cents per share. Global stocks, as measured by MSCI ACWI (All Country World Index), reported –6.9% for the same period. Investment-grade bonds (BBB and above), as measured by Barclays Capital Global Aggregate Index, gained 6.4%. The 60/40 MSCI/BC† Index posted –1.5%. The indexes are unmanaged. The Lipper Global Flexible Portfolio Funds Index returned –4.6%.

Uncertain environment

Just after the fund began operations in February, sentiment on the global economy began to shift from cautiously optimistic to highly uncertain. An uprising in Tunisia early in the year preceded the ousting in February of President Hosni Mubarak in Egypt. Protests continued in Libya, Syria, Iraq and other countries in the Middle East and North Africa; rebels eventually overthrew Libyan dictator Muammar Qaddafi. In March, Japan was struck by a devastating earthquake, followed by a tsunami and a nuclear crisis. Volatility in both debt and equity markets returned in force during the summer amid worries over debt in Europe and the U.S. After acrimonious debate, Congress raised the U.S. debt ceiling in August. Fears about the growing debt burden came to a head shortly thereafter, when Standard & Poor’s downgraded its rating on Treasury debt.

European Union leaders struggled throughout the year with how to help its heavily indebted nations, wrangling over debt-reduction plans and bailout funds. Recent economic data suggested weakness across the euro zone, while inflation rose at a fast pace. The European Central Bank raised interest rates by 25 basis points to 1.5% in July, but in recognition of the economic risks posed by the debt crisis, it reversed course in November and lowered the rate by the same amount.

[Begin Sidebar]
Results at a glance
For periods ended October 31, 2011 (with all distributions reinvested)
		Lifetime
	6 months	(since 2/1/11)
American Funds Global Balanced Fund (Class A shares)	–6.9%	–1.4%
Barclays Capital Global Aggregate Index*	2.3	6.4
MSCI ACWI (All Country World Index)*	–11.7	–6.9
60/40 MSCI/BC Index*†	–6.1	–1.5
Lipper Global Flexible Portfolio Funds Index	–9.3	–4.6

*All data refer to total return. The indexes shown in this report are unmanaged and, therefore, have no expenses.
† The 60/40 MSCI/BC Index blends the MSCI ACWI (All Country World Index) with the Barclays Capital Global Aggregate Index by weighting their total returns at 60% and 40%, respectively. This assumes the blend is rebalanced monthly.

[End Sidebar]

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[Begin Sidebar]
In this report

Special feature

4	Finding balance around the world: American Funds Global Balanced Fund

A global portfolio with a long-term outlook, balanced and diversified: This is the new American Funds Global Balanced Fund. It seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Contents

1	Letter to investors

3	The value of a $10,000 investment

8	Summary investment portfolio

14	Financial statements

31	Board of trustees and other officers
[End Sidebar]

Worries during the year also extended to slowing growth in China. In an effort to battle high inflation, regulators raised their interest rate three times during the year along with other measures to reduce growth in bank lending. India’s central bank, facing similar inflation problems, raised its key interest rate several times over the period. In Japan, despite the country’s problems, the yen remained strong, climbing 4% against both the U.S. dollar and the euro.

However, some positive signs were present. Although slowing, economic growth in China and India remained strong by global standards. In the U.S., already healthy corporate profits continued to grow, and economic data indicated better growth. Several developing economies including Turkey, Brazil and Indonesia received upgrades on their sovereign debt ratings, in recognition of improving political and fiscal positions.

Portfolio review

The fund has three equally important objectives: the long-term growth of capital, conservation of principal and current income. We strive to mitigate market volatility over time through a diverse portfolio of securities issued by companies and governments around the world. In general during this turbulent year, when equities weakened, fixed income securities rose as markets rushed to the perceived safety of high-quality government bonds. At other times, optimism about economic growth led equities to do well, with bonds declining. We believe this behavior emphasizes the benefit of an integrated balanced fund.

In keeping with our deliberate approach, we were positioned conservatively at the end of the fiscal year, with equities comprising 55.0% of the fund’s net assets. Total fixed income made up 36.4%, which included 23.3% in sovereign bonds issued by governments around the world, 9.3% in corporate bonds and 3.8% in mortgage-backed obligations. The remainder was in cash and short-term equivalents.

The fund has been heavily invested in companies we believe are more resistant to economic cycles, such as makers of consumer staples and discretionary goods. The food, beverage and tobacco industry made up 9.9% of the fund’s net assets, invested in companies such as top holding Altria, third-largest holding British American Tobacco and Philip Morris International. Oil and gas companies such as Royal Dutch Shell, the fund’s second-largest holding, and 10th-largest BP also made up a large portion of the fund at 6.4% of net assets. Media companies made up 5.1%, and pharmaceutical industry investments — including seventh-largest holding Abbott Laboratories — represented 3.8% of the fund. The fund invested in bonds in 32 countries, mostly investment-grade government-issued securities.

To help manage the balance among equity and fixed income investments, the fund relies on its five experienced portfolio counselors, as well as the extensive research support and experience of the fund’s investment advisor, Capital Research and Management Company. The portfolio counselors invest globally, and each one separately manages a portion of overall assets. (Learn more about the portfolio counselors in the feature article, “Finding balance around the world: American Funds Global Balanced Fund,” beginning on page 4.)

The road ahead

Given the many crosscurrents in national and regional economies, market volatility may well continue. While uncomfortable, that volatility can provide us with opportunities. Our investment approach remains steadfast — our discipline involves thinking ahead, researching companies, politics and economics globally to identify outstanding long-term investment opportunities around the world.

We extend a warm welcome to all our new investors. We appreciate your commitment to the fund’s long-term perspective and thank you for your support.

Sincerely,

/s/ Michael Thawley

Michael Thawley
Vice Chairman of the Board

/s/ Eric Richter

Eric Richter
President

December 12, 2011

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
We are deeply saddened by the loss of Jon B. Lovelace Jr., chairman emeritus and former portfolio counselor of Capital Research and Management Company and former chairman of The Capital Group Companies.

Nearly every aspect of the Capital Group bears some stamp of Jon’s leadership and service from 1951 until 2005. He was one of the principal architects of our Multiple Portfolio Counselor System, an early proponent of international investing, the founder of New Perspective Fund and Capital Income Builder and a standard-bearer of the Capital Group’s mission to serve investors.

Though he never sought the spotlight, his accomplishments in life, work and philanthropy will long be remembered.
[End Sidebar]

The value of a $10,000 investment

How a $10,000 investment has fared (for the period February 1, 2011, to October 31, 2011, with all distributions reinvested)

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	American Funds Global Balanced Fund	MSCI ACWI (All Country World Index)2	Barclays Capital Global Aggregate Index2	Lipper Global Flexible Portfolio Funds Index4	Consumer Price Index3

2/1/2011	9,425	10,000	10,000	10,000	10,000
2/28/2011	9,533	10,132	10,037	10,126	10,049
3/31/2011	9,586	10,126	10,085	10,189	10,147
4/30/2011	9,982	10,546	10,397	10,522	10,213
5/31/2011	9,902	10,329	10,389	10,382	10,261
6/30/2011	9,775	10,170	10,397	10,204	10,250
7/31/2011	9,711	10,008	10,612	10,164	10,259
8/31/2011	9,313	9,281	10,747	9,699	10,287
9/30/2011	8,761	8,408	10,498	9,032	10,303
10/31/2011	9,294	9,311	10,638	9,540	10,281
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The index is unmanaged and, therefore, has no expenses.
3Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
4Results of the Lipper Global Flexible Portfolio Funds Index do not reflect any sales charges.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Cumulative total return based on a $1,000 investment (for the period ended October 31, 2011)*

Lifetime
(since 2/1/11)
Class A shares	–7.07%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

Finding balance around the world: American Funds Global Balanced Fund

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A global portfolio with a long-term outlook, balanced and diversified: This is the new American Funds Global Balanced Fund. It seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. With a conservative mix of bonds and stocks, in developed and developing countries, the fund aims to be a buffer against periods of market weakness and to capture the growth of solid companies with strong prospects over time.

To create the right balance for investors, the fund’s portfolio counselors meet regularly to discuss important issues that affect the fund. These five portfolio counselors invest globally, and each manages a separate portion of overall assets. Two of them — Mark Brett and Rob Neithart — are dedicated fixed-income counselors; another two — Paul Flynn and David Riley — invest broadly across stocks and bonds; Eric Richter is dedicated to equities. This has been a tumultuous year for global markets, with stock and bond markets moving sharply up and down. Even in this difficult environment, the fund can benefit by having investment professionals who, working together and investing broadly, can help to muffle volatility. The fund’s flexibility and balance opens the door to significant opportunity from global markets over the long term.

We recently sat down with the five to talk about the fund and its first fiscal year. Here is some of that conversation:

Q: Tell us about the opportunities for American Funds Global Balanced Fund. What does it mean to be a globally balanced investor today?

Eric Richter: The key to this fund is “balance” and our long-term approach to global investing is part of that. Our investment philosophy is to look for long-term fundamental value in companies and fixed income securities globally. We make strategic decisions to shift the fund’s assets toward stocks or bonds over time, depending on where we see the most attractively valued opportunities. The fund is conservative, and we do not make sharp turns in asset allocation based on short-term market fluctuations. We make measured changes in response to the environment. In a year like this one, our thoughtful approach has sheltered us from knee-jerk reactions to market movements on both the upside and the downside.

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[Begin Sidebar]
We invest with an awareness of all the objectives. Growth, conservation of principal and current income — these drive our investments.
[End Sidebar]

Mark Brett: The fund offers a prudent global alternative for investors. Everything we do is based on fundamental research, whether analyzing a specific security or studying broad macroeconomic trends. The bond component is invested in mostly investment-grade securities (those rated BBB and above), many of them outside the U.S., and the equity component is invested in what we believe are solid companies around the world.

Paul Flynn: We have a multisector portfolio that encompasses equities in companies located in countries around the world, and fixed income securities including government bonds, corporates, structured bonds, quasi-sovereigns and multicurrency issuances. We’re diversified by geography, by company, by industry and by types of bonds. This mix can help us achieve our goals of stability of principal and the generation of income, as well as growth of capital.

David Riley: The fund has great flexibility and the amount invested in stocks and bonds fluctuates over time. Typically stocks make up a range of between 50% and 70% of the assets, and bonds between 30% and 50%. The investments are in the U.S. as well as in developed and developing countries outside the United States.

Q: Most funds have one objective, maybe two, but American Funds Global Balanced Fund has three. How do you balance those objectives?

Rob Neithart: We invest with an awareness of all the objectives. Growth, conservation of principal and current income — these drive our investments. For that reason, for example, most of our fixed income is in high-quality, investment-grade bonds and most of our equity investment is in large-capitalization companies.

Eric: We seek the right balance of attractive opportunities and risk. In such an integrated fund, we can focus on reacting appropriately to limit risk and take advantage of opportunities that can be found in the divergence of returns among different regions and among asset classes. In this turbulent environment, it’s best to be diversified. And to have it all within one fund can provide greater stability and a more coordinated responsiveness than a collection of funds with separate but similar objectives.

Mark: We have complementary skill sets across a number of markets. We are currently invested in bond markets in 32 countries and equity markets in 21 countries, as well as in 22 currencies. This gives us diversity and experience around the world, in the microeconomics of pure equity research and in the macroeconomic issues that effect fixed income, sovereign bonds and currencies.

Paul: In this fund, we access the entire range of capabilities that our organization has at its disposal, with experienced equity and fixed-income professionals across a wide range of geographies. Take the automotive sector, for example. I cover the auto sector in Europe and we have another investment analyst who looks at Asian makers and another in the U.S., as well as those who follow bond offerings of those companies. Together, we are able to look at the best of breed across an industry globally, allowing us to see industry dynamics in a different way.

Q: How do the portfolio counselors work together to create an optimal balance for investors?

Eric: The fund has a broad scope and we have a correspondingly broad scope of investment professionals, as Paul mentioned. The portfolio counselors bring deep knowledge and experience in specific areas. Together, the whole is greater than the sum of its parts.

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[Begin Sidebar]
The portfolio counselors bring deep knowledge and experience in specific areas. Together, the whole is greater than the sum of its parts.
[End Sidebar]

David: That’s right. We all have diverse cultural and professional backgrounds, and that provides multiple vantage points on investments. These viewpoints are invaluable for the fund. Right now, I’m very risk averse but others are cautious to different degrees. We are able to learn from each other and look at possibilities through the eyes of others.

Rob: We meet regularly. Our style is to make gradual adjustments and risk-avoidance is key. We are not operating on our own then coming together, we are working together continually. We have a high level of communication — we each know what the others are doing and thinking.

Eric: It’s also very important that Paul and David invest directly in both equities and fixed income. They bring a special bottom-up perspective on individual companies, not just on sectors, that tactical asset allocators would find hard to develop.

Mark: We have a team of five people, and we all make many small decisions so the fund evolves in a gradual, holistic way. It’s not about one person making dramatic short-term changes.

Q: How large is the opportunity for investing outside the United States?

Eric: The potential for investments in equity and fixed income markets around the world has grown dramatically over the last few decades. Developing countries now make up a significant percentage of the world’s population, but consumption in the developing world is still only about a quarter of the world’s total. This discrepancy shows the growth potential for many companies that make goods and services that will be in demand in those fast-growing countries.

Paul: Economic growth has slowed in developed countries, including the U.S., Canada, Japan and Europe. That’s no secret. Developing countries are picking up the slack, and now represent nearly half of the world’s economic growth. Their financial markets are large and liquid. And, their corporate governance structures and government policies are maturing.

Rob: In the past, developing markets had a reputation for being exceptionally risky, but that is not true today. In fact, many of those markets have investment-grade debt.

Mark: The number of countries with investment-grade bond markets has nearly doubled. This is largely a function of many countries opening their markets and developing greater connections with global market economies, with better regulation and generally more stable political environments. The range of instruments has grown as well, in corporate bonds and sovereign and supranational issues. The world of high-grade bonds is so much bigger and much more transparent and stable than in the past. There are still risks of course, but they are different risks. There is much more interconnectedness.

Q: Is any one single market best at any one time?

Mark: No, there are many factors in finding good investment ideas in markets around the world. Sometimes markets are highly correlated, as we’ve seen recently, but often they are not. We watch the macroeconomic indicators such as interest rates and currencies, and we look at government statistics, try to determine where different countries are in their economic cycles, parse what company leaders tell us and calculate valuation with different methodologies. All this together helps determine which investments offer the best opportunities.

Rob: Economies in countries around the world usually do not move together, which can open up the possibility of significant diversification benefits from global markets. This is especially true in developing countries, whose bonds tend to be less correlated with those in the United States.

Eric: The bottom line is that we pursue attractively valued long-term opportunities globally, in a measured way, with a healthy amount of diversification. This is a balanced fund, not an asset allocation fund. We do not seek to shift from one “hot” market sector to the next. The fund invests in what we believe are attractive equities and credit securities in many different areas of the world, with a flexible but relatively conservative approach. ■

American Funds Global Balanced Fund has five portfolio counselors, each with responsibility for a portion of the fund. This does not mean the fund is managed by a committee or team — each counselor has sole responsibility for his slice of the fund’s assets, subject to fund objectives and guidelines. Allow us to introduce the portfolio counselors, who have been with Capital Research and Management Company for many years.*

[photo of Eric Richter]
Eric Richter comes to equity investing through his experience as an investment analyst covering the electrical equipment and chemicals industries, which gives him deep insight into cyclical companies as well as conglomerates. He focuses on growth stocks at reasonable prices and places emphasis on valuation and dividends when picking investments. Eric is also the fund’s president.

19 years | Washington, D.C.

[photo of Mark Brett]
Mark Brett invests in investment-grade fixed income with a global perspective, backed by his specialty in currency research. He looks at structural issues, dives into the imbalances and linkages among regions, then forms a five-to-10-year outlook on the investing environment. He has a strong contrarian streak, and he incorporates research on individual corporate and mortgage credits that fit his macro view.

32 years | London

[photo of Robert Neithart]
Robert Neithart builds diversified bond portfolios in a gradual and deliberate manner. He studies macroeconomic fundamentals, determines the most attractive markets, and then chooses securities from within those areas. He focuses on global fixed income, and he has much experience in investing in developing-country non-U.S.-dollar debt.

23 years | Los Angeles

[photo of David Riley]
David Riley invests across a wide spectrum, from sovereign bonds to equities. His macroeconomic views inform choices between bonds and equities, as well as among sectors and countries. He has a strong focus on balance sheet and cash flow metrics, and tends to be risk-averse. David also brings much experience to the fund from his years covering European and Latin American telecommunications companies.

17 years | Washington, D.C.

[photo of Paul Flynn]
Paul Flynn focuses on investing internationally, principally in Europe and Asia. He looks at price/earnings ratios and cash flow when evaluating investments, generally avoiding securities of companies with high financial leverage. His experience as an automotive analyst makes him comfortable investing in cyclical industries.

15 years | Geneva

*Years of experience as of October 31, 2011.

Summary investment portfolio October 31, 2011

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	(percent of net assets)

Common stocks of issuers outside the U.S.	29.15%
U.S. common stocks & convertible securities	25.85
Bonds & notes of governments outside the U.S.	16.57
Corporate bonds & notes	9.28
Bonds & notes of U.S. government	6.77
Mortgage-backed obligations	3.82
Short-term securities & other assets less liabilities	8.56
[end pie chart]

Five largest sectors in common stock holdings	(percent of net assets)
Consumer discretionary	11.2%
Consumer staples	8.2
Financials	5.6
Energy	5.0
Industrials	4.2

Currency diversification		(percent of net assets)
	Equity securities	Bonds & notes	Total
U.S. dollars	28.2%	19.1%	47.3%
British pounds	10.1	.7	10.8
Euros	5.1	5.5	10.6
Japanese yen	2.8	2.6	5.4
Swiss francs	3.0	-	3.0
Singapore dollars	.4	1.8	2.2
Mexican new pesos	-	1.8	1.8
Swedish kronor	.3	1.3	1.6
South Korean won	.7	.7	1.4
Hong Kong dollars	1.4	-	1.4
Other currencies	3.0	2.9	5.9
Short-term securities			9.7
Forward currency contracts			- *
Other assets less liabilities			(1.1)
			100.0%

(*) Amount less than .1%.

			Percent
		Value	of net
Common stocks - 54.70%	Shares	(000)	assets

Consumer discretionary - 11.19%
DIRECTV, Class A (1)	1,022,200	$46,469	1.75
Digital television services provider in the United States, Latin America and the Caribbean.
Home Depot, Inc.	1,281,800	45,888	1.73
The world's largest home improvement retailer.
British Sky Broadcasting Group PLC (2)	2,128,900	23,900	.90
The top pay-TV provider in the U.K.
Virgin Media Inc.	939,000	22,893	.86
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
General Motors Co. (1)	855,000	22,102	.83
U.S.-based auto manufacturer of brands such as Buick, Cadillac, Chevrolet and GMC.
Mattel, Inc.	703,100	19,856	.75
This leading toymaker's brands include Barbie, Hot Wheels, American Girl and Fisher-Price.
Kohl's Corp.	364,000	19,296	.73
A top retailer of moderately priced clothing, accessories and housewares.
Hyundai Motor Co. (2)	92,450	18,753	.71
South Korea's leading automobile manufacturer.
Marks and Spencer Group PLC (2)	3,647,800	18,744	.71
The U.K.'s largest department store retailer.
Time Warner Inc.	457,600	16,011	.60
This media and communications conglomerate combines Internet services with film, TV, cable and publishing.
Other securities		43,116	1.62
		297,028	11.19

Consumer staples - 8.22%
Altria Group, Inc.	1,968,400	54,229	2.04
The world's largest tobacco company. The group also owns a large interest in the global brewer SABMiller.
British American Tobacco PLC (2)	1,075,550	49,220	1.85
The world's second-largest tobacco company.
Philip Morris International Inc.	457,200	31,945	1.20
One of the world's largest international tobacco companies.
ConAgra Foods, Inc.	690,600	17,493	.66
Packaged-foods manufacturer serving supermarkets and restaurants, as well as food-service, food manufacturing and industrial customers.
Ralcorp Holdings, Inc. (1)	206,604	16,702	.63
Manufacturer of various food products, including cereal, snack foods, pasta and sauces.
Nestlé SA (2)	283,200	16,389	.62
Global packaged food and beverage company based in Switzerland.
Other securities		32,340	1.22
		218,318	8.22

Financials - 5.56%
JPMorgan Chase & Co.	957,000	33,265	1.25
Leading global financial services firm operating in the investment banking, transaction processing, asset and wealth management, and private equity sectors.
Citigroup Inc.	745,000	23,535	.89
Financial services company engaged in consumer, corporate and investment banking and insurance.
Credit Suisse Group AG (2)	650,000	18,737	.71
One of the world's largest private banks, and a provider of investment banking, insurance and asset management services.
Westfield Group (2)	1,966,480	15,814	.59
Shopping center group with interests in Australia, New Zealand, the U.S., U.K. and Brazil.
Wells Fargo & Co.	275,250	7,132	.27
One of the largest banks in the U.S. and a leader in online banking.
Other securities		49,072	1.85
		147,555	5.56

Energy - 5.04%
Royal Dutch Shell PLC, Class B (2)	1,450,500	52,055	1.96
A global group of energy and oil companies.
BP PLC (2)	3,643,000	26,853
BP PLC (ADR)	84,200	3,720	1.15
One of the world's largest oil companies.
Other securities		51,261	1.93
		133,889	5.04

Industrials - 4.19%
Masco Corp.	2,949,200	28,312	1.07
One of the world's largest makers of home-improvement and building products.
General Dynamics Corp.	440,300	28,263	1.06
This major defense contractor manufactures warships, submarines and information systems.
Jardine Matheson Holdings Ltd. (2)	416,200	20,864	.79
Hong-Kong-based diversified trading company operating in numerous industries, including supermarkets, real estate, hotels, restaurants, financial services, construction and mining.
Other securities		33,803	1.27
		111,242	4.19

Health care - 3.87%
Abbott Laboratories	656,800	35,382	1.33
Major health care company that develops drugs, drug-delivery systems, diagnostic tools and nutritional supplements.
Novartis AG (2)	474,200	26,789	1.01
One of the world's largest pharmaceutical companies.
Biogen Idec Inc. (1)	140,000	16,290	.61
A leader in developing therapies to treat multiple sclerosis and cancer.
Other securities		24,276	.92
		102,737	3.87

Information technology - 3.60%
Microsoft Corp.	1,065,000	28,361	1.07
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
HOYA Corp. (2)	789,000	17,308	.65
Japan-based manufacturer of specialty glass and crystal used in electronics and vision care.
Other securities		50,048	1.88
		95,717	3.60

Telecommunication services - 3.11%
SOFTBANK CORP. (2)	717,100	23,329	.88
Internet and telecommunications conglomerate and distributor of digital media and software.
AT&T Inc.	787,000	23,067	.87
Global provider of telecommunication services, including local and long-distance, Internet and wireless communications.
Other securities		36,151	1.36
		82,547	3.11

Materials - 2.63%
CRH PLC (2)	1,560,903	28,088	1.06
One of the world's largest producers of building materials.
Dow Chemical Co.	680,000	18,958	.72
A major producer of plastics, chemicals, herbicides and pesticides.
Other securities		22,654	.85
		69,700	2.63

Utilities - 2.34%
National Grid PLC (2)	3,828,900	37,925	1.43
Operates electricity networks in the U.K. and U.S.
GDF SUEZ (2)	855,500	24,090	.91
Major natural gas and electricity company based in France.
		62,015	2.34

Miscellaneous - 4.95%
Other common stocks in initial period of acquisition		131,503	4.95

Total common stocks (cost: $1,530,307,000)		1,452,251	54.70

			Percent
		Value	of net
Convertible securities - 0.30%	Shares	(000)	assets

Consumer discretionary - 0.30%
General Motors Co., Series B, 4.75% convertible preferred 2013	190,200	7,904	.30

Total convertible securities (cost: $8,561,000)		7,904	.30

	Principal		Percent
	amount	Value	of net
Bonds & notes - 36.44%	(000)	(000)	assets

Bonds & notes of governments outside the U.S. - 16.57%
German Government:
3.00% 2020	€15,280	23,035
1.50%-4.75% 2014-2040 (3)	31,013	50,650	2.78
Japanese Government:
Series 296, 1.50% 2018	¥2,530,000	34,329
1.00%-2.30% 2012-2035 (3)	2,704,910	35,815	2.64
United Mexican States Government Global 6.625% 2015	$1,950	2,228
United Mexican States Government:
Series M30, 10.00% 2036	MXN 174,360	16,810
3.50%-10.00% 2015-2024 (3)	359,235	31,732	1.91
Singapore (Republic of) 1.625%-4.00% 2013-2030	$ S 53,890	46,590	1.75
Netherlands Government Eurobond:
3.25% 2015	€19,550	28,978
4.00%-7.50% 2018-2023	4,865	8,158	1.40
Swedish Government:
1.00% 2014 (4)	$900	913
3.50%-6.75% 2014-2028 (3)	SKr 169,380	30,149	1.17
Other securities		130,529	4.92
		439,916	16.57

Corporate bonds & notes - 9.28%
Financials - 3.72%
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€275	386
WEA Finance LLC 4.625% 2021 (4)	$6,355	6,324
Westfield Group 5.70%-7.50% 2014-2019 (4)	7,255	8,191	.56
JPMorgan Chase & Co. 3.45%-4.625% 2016-2021	4,800	4,896	.19
Citigroup Inc. 3.953%-4.587% 2015-2016	3,470	3,610	.14
Wells Fargo & Co. 3.676%-4.60% 2016-2021	2,775	2,959	.11
Other securities		72,319	2.72
		98,685	3.72

Energy - 1.46%
Shell International Finance BV 4.00% 2014	25	27	.00
Other securities		38,769	1.46
		38,796	1.46

Health care - 1.08%
Novartis Capital Corp. 2.90% 2015	3,050	3,245
Novartis Securities Investment Ltd. 5.125% 2019	3,645	4,301	.28
Other securities		21,166	.80
		28,712	1.08

Consumer staples - 0.74%
Altria Group, Inc. 4.75%-9.70% 2018-2021	4,640	5,380	.20
Other securities		14,297	.54
		19,677	.74

Consumer discretionary - 0.67%
Virgin Media Finance PLC, Series 1, 9.50% 2016	5,800	6,496	.25
Other securities		11,173	.42
		17,669	.67

Utilities - 0.36%
National Grid PLC 6.30% 2016	1,710	1,971	.08
Other securities		7,543	.28
		9,514	.36

Materials - 0.20%
CRH America, Inc. 4.125% 2016	440	441	.01
Other securities		4,970	.19
		5,411	.20

Other corporate bonds & notes - 1.05%
Other securities		27,902	1.05

Total corporate bonds & notes		246,366	9.28

Bonds & notes of U.S. government - 6.77%
U.S. Treasury:
3.50% 2018	23,355	26,372
8.00% 2021	11,120	17,075
4.625% 2040	22,700	29,180
4.75% 2041	32,325	42,447
1.375%-8.875% 2013-2041 (3)	54,132	64,649	6.77
		179,723	6.77

Mortgage-backed obligations (5) - 3.82%
Fannie Mae 3.00%-6.00% 2025-2041	78,826	84,091	3.17
Other securities		17,456	.65
		101,547	3.82

Municipals - 0.00%
Other securities		31	.00

Total bonds & notes (cost: $947,291,000)		967,583	36.44

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.65%	(000)	(000)	assets

Variable Funding Capital Corp. 0.18% due 11/14-11/21/2011 (4)	43,500	43,496	1.64
Siemens Capital Co. LLC 0.12%-0.14% due 11/9-12/28/2011 (4)	32,000	31,996	1.21
Thunder Bay Funding, LLC 0.22% due 12/19/2011-1/17/2012 (4)	21,700	21,690
Old Line Funding, LLC 0.18% due 12/8/2011 (4)	10,000	9,999	1.19
Federal Home Loan Bank 0.03%-0.16% due 11/28/2011-5/15/2012	31,100	31,097	1.17
Québec (Province of) 0.12% due 1/17/2012 (4)	25,000	24,984	.94
National Rural Utilities Cooperative Finance Corp. 0.09% due 11/14/2011	16,800	16,799	.63
Nestlé Capital Corp. 0.11% due 1/20/2012 (4)	13,100	13,097	.49
Fannie Mae 0.09%-0.12% due 12/19/2011-3/19/2012	12,750	12,748	.48
Shell International Finance BV 0.08% due 11/3/2011 (4)	10,000	10,000	.38
Other securities		40,279	1.52

Total short-term securities (cost: $256,188,000)		256,185	9.65

Total investment securities (cost: $2,742,347,000)		2,683,923	101.09
Other assets less liabilities		(28,853)	(1.09)

Net assets		$2,655,070	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $720,919,000, which represented 27.15% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(3) Index-linked bond whose principal amount moves with a government price index.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $217,202,000, which represented 8.18% of the net assets of the fund.

(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbols

ADR = American Depositary Receipts
€ = Euros
¥ = Japanese yen
MXN = Mexican pesos
SKr = Swedish kronor
S$ = Singapore dollars

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2011	(dollars in thousands)

Assets:
Investment securities, at value (cost: $2,742,347)		$2,683,923
Cash denominated in currencies other than U.S. dollars (cost: $74)		74
Cash		707
Unrealized appreciation on open forward currency contracts		353
Receivables for:
Sales of investments	$4,135
Sales of fund's shares	12,037
Closed forward currency contracts	15
Dividends and interest	13,830	30,017
		2,715,074
Liabilities:
Unrealized depreciation on open forward currency contracts		552
Payables for:
Purchases of investments	46,127
Repurchases of fund's shares	10,725
Investment advisory services	1,160
Services provided by related parties	960
Trustees' deferred compensation	134
Other	346	59,452
Net assets at October 31, 2011		$2,655,070

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,751,244
Undistributed net investment income		1,100
Accumulated net realized loss		(38,465)
Net unrealized depreciation		(58,809)
Net assets at October 31, 2011		$2,655,070

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (108,624 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$2,070,291	84,687	$24.45
Class B	17,390	713	24.41
Class C	240,153	9,838	24.41
Class F-1	115,935	4,742	24.45
Class F-2	69,337	2,835	24.46
Class 529-A	67,676	2,769	24.44
Class 529-B	1,443	59	24.41
Class 529-C	22,394	918	24.39
Class 529-E	3,846	157	24.42
Class 529-F-1	2,040	83	24.45
Class R-1	3,958	162	24.41
Class R-2	9,895	405	24.41
Class R-3	9,754	399	24.43
Class R-4	5,097	208	24.46
Class R-5	14,691	601	24.46
Class R-6	1,170	48	24.46

See Notes to Financial Statements

Statement of operations
for the period February 1, 2011* to October 31, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $1,381)	$24,939
Interest (net of non-U.S. taxes of $82)	13,805	$38,744

Fees and expenses†:
Investment advisory services	7,110
Distribution services	4,607
Transfer agent services	1,392
Administrative services	444
Reports to shareholders	51
Registration statement and prospectus	508
Trustees' compensation	299
Auditing and legal	32
Custodian	156
Other	37	14,636
Net investment income		24,108

Net realized loss and unrealized depreciation
on investments, forward currency contracts and currency:
Net realized (loss) gain on:
Investments	(42,217)
Forward currency contracts	749
Currency transactions	(2,891)	(44,359)
Net unrealized depreciation on:
Investments	(58,424)
Forward currency contracts	(199)
Currency translations	(186)	(58,809)
Net realized loss and unrealized depreciation
on investments, forward currency contracts and currency		(103,168)
Net decrease in net assets resulting
from operations		$(79,060)

(*) Commencement of operations.
(†) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statement of changes in net assets
for the period February 1, 2011* to October 31, 2011	(dollars in thousands)

Operations:
Net investment income		$24,108
Net realized loss on investments, forward currency contracts and currency transactions		(44,359)
Net unrealized depreciation on investments, forward currency contracts and currency translations		(58,809)
Net decrease in net assets resulting from operations		(79,060)

Dividends paid to shareholders from net investment income		(17,101)

Net capital share transactions		2,751,231

Total increase in net assets		2,655,070

Net assets:
Beginning of period		-
End of period (including undistributed
net investment income: $1,100)		$2,655,070

(*) Commencement of operations.

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American Funds Global Balanced Fund (the "fund") was organized on November 5, 2010, as a Delaware statutory trust. On December 17, 2010, the fund obtained its initial capitalization of $100,000 from the sale of 4,000 Class A shares of beneficial interest to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. Operations commenced on February 1, 2011, upon the initial purchase of investment securities. The fund’s fiscal year ends on October 31. The fund is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Consumer discretionary	$201,408	$95,620	*	$-	$297,028
Consumer staples	125,358	92,960	*	-	218,318
Financials	71,104	76,451	*	-	147,555
Energy	51,100	82,789	*	-	133,889
Industrials	70,084	41,158	*	-	111,242
Health care	51,672	51,065	*	-	102,737
Information technology	54,646	41,071	*	-	95,717
Telecommunication services	32,710	49,837	*	-	82,547
Materials	18,958	50,742	*	-	69,700
Utilities	-	62,015	*	-	62,015
Miscellaneous	54,292	77,211	*	-	131,503
Convertible securities	7,904	-		-	7,904
Bonds & notes:
Bonds & notes of governments outside the U.S.	-	439,916		-	439,916
Corporate bonds & notes	-	246,366		-	246,366
Bonds & notes of U.S. government	-	179,723		-	179,723
Mortgage-backed obligations	-	101,547		-	101,547
Municipals	-	31		-	31
Short-term securities	-	256,185		-	256,185
Total	$739,236	$1,944,687		$-	$2,683,923

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $720,919,000 of investment securities were classified as Level 2 instead of Level 1.

Forward currency contracts(†):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$353	$-	$353
Unrealized depreciation on open forward currency contracts	-	(552)	-	(552)
Total	$-	$(199)	$-	$(199)

(†) Forward currency contracts are not included in the investment portfolio.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging market and developing countries.

Investing in emerging market countries — Investing in countries with emerging markets and/or economies may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2011, the year the fund commenced operations.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the period ended October 31, 2011, the fund reclassified $5,894,000 from undistributed net investment income to accumulated net realized loss; and $13,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$1,938
Capital loss carryforward*	(38,973)
Gross unrealized appreciation on investment securities	84,245
Gross unrealized depreciation on investment securities	(143,073)
Net unrealized depreciation on investment securities	(58,828)
Cost of investment securities	2,742,751

*The capital loss carryforward does not expire and will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	For the period February 1, 2011(*) to October 31, 2011
Class A	$13,886
Class B	69
Class C	915
Class F-1	837
Class F-2	594
Class 529-A	418
Class 529-B	5
Class 529-C	77
Class 529-E	21
Class 529-F-1	8
Class R-1	17
Class R-2	35
Class R-3	50
Class R-4	33
Class R-5	123
Class R-6	13
Total	$17,101

*Commencement of operations.

6.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.660% on the first $500 million of daily net assets and decreasing to 0.417% on such assets in excess of $17 billion. For the period ended October 31, 2011, the investment advisory services fee was $7,110,000, which was equivalent to an annualized rate of 0.554% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2011, unreimbursed expenses subject to reimbursement totaled $339,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the period ended October 31, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services		Transfer agent services		Commonwealth of Virginia administrative services
Class A	$3,017	$1,380	Not applicable		Not applicable		Not applicable
Class B	84	12	Not applicable		Not applicable		Not applicable
Class C	1,113	Included in administrative services	$165		$23		Not applicable
Class F-1	146		68		6		Not applicable
Class F-2	Not applicable		53		1		Not applicable
Class 529-A	65		36		4		$30
Class 529-B	7		1		-	*	1
Class 529-C	90		11		2		9
Class 529-E	8		1		-	*	2
Class 529-F-1	-		1		-	*	-	*
Class R-1	21		2		1		Not applicable
Class R-2	29		4		6		Not applicable
Class R-3	20		4		2		Not applicable
Class R-4	7		2		1		Not applicable
Class R-5	Not applicable		8		-	*	Not applicable
Class R-6	Not applicable		-	*	-	*	Not applicable
Total	$4,607	$1,392	$356		$46		$42

*Amount less than one thousand.

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $299,000, shown on the accompanying financial statements, includes $311,000 in current fees (either paid in cash or deferred) and a net decrease of $12,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(1)		Reinvestments of dividends			Repurchases(1)		Net increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
For the period February 1, 2011(2) to October 31, 2011
Class A	$2,327,158	92,082	$13,303	543		$(195,647)	(7,938)	$2,144,814	84,687
Class B	21,721	861	68	3		(3,698)	(151)	18,091	713
Class C	265,954	10,522	899	37		(17,692)	(721)	249,161	9,838
Class F-1	138,750	5,492	814	33		(18,951)	(783)	120,613	4,742
Class F-2	86,874	3,441	465	19		(15,301)	(625)	72,038	2,835
Class 529-A	71,236	2,819	418	17		(1,675)	(67)	69,979	2,769
Class 529-B	1,943	77	5	-	(3)	(455)	(18)	1,493	59
Class 529-C	23,491	933	77	3		(439)	(18)	23,129	918
Class 529-E	4,134	164	20	1		(184)	(8)	3,970	157
Class 529-F-1	2,162	87	8	-	(3)	(105)	(4)	2,065	83
Class R-1	4,281	169	12	-	(3)	(174)	(7)	4,119	162
Class R-2	11,128	446	30	1		(1,046)	(42)	10,112	405
Class R-3	11,036	439	43	2		(1,038)	(42)	10,041	399
Class R-4	6,719	267	25	1		(1,510)	(60)	5,234	208
Class R-5	18,505	741	113	5		(3,437)	(145)	15,181	601
Class R-6	1,509	61	3	-	(3)	(321)	(13)	1,191	48
Total net increase (decrease)	$2,996,601	118,601	$16,303	665		$(261,673)	(10,642)	$2,751,231	108,624

(1)Includes exchanges between share classes of the fund.
(2)Commencement of operations.
(3)Amount less than one thousand.

8.	Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,906,656,000 and $542,588,000, respectively, during the period ended October 31, 2011.

CRMC has agreed to bear all offering and organizational expenses of the fund. The offering costs include state and Securities and Exchange Commission ("SEC") registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $224,000. These expenses are not included in the accompanying financial statements.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of October 31, 2011, the fund had open forward currency contracts to purchase or sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior nine-month period.

				(amounts in thousands)
			Contract amount		Unrealized (depreciation) appreciation at 10/31/2011
	Settlement date	Counterparty	Receive	Deliver

Purchases:
Japanese yen	11/17/2011	Citibank	¥740,141	$9,567	$(97)
Japanese yen	11/18/2011	Citibank	¥99,486	$1,295	(22)
Japanese yen	11/30/2011	UBS AG	¥490,000	$6,380	(109)
Japanese yen	12/7/2011	Barclays Bank PLC	¥498,921	$6,565	(179)
					$(407)

Sales:
Euros	12/2/2011	HSBC Bank	¥443,940	€4,200	$(128)
Euros	12/7/2011	JPMorgan Chase	$6,771	€4,750	186
Euros	12/7/2011	JPMorgan Chase	¥982,181	€9,100	(15)
Euros	12/9/2011	Citibank	$6,045	€4,250	167
Euros	12/9/2011	Barclays Bank PLC	¥345,600	€3,200	(2)
					$208

Forward currency contracts - net					$(199)

Financial highlights

	Net asset value, beginning of period	Net investment income	Net losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(2)	Net assets, end of period (in millions)	Ratio of expenses to average net assets(3)	Ratio of net income to average net assets(3)
Class A:
Period from 2/1/2011 to 10/31/2011(4)	$25.00	$.36	$(.70)	$(.34)	$(.21)	$24.45	(1.38)%	$2,070	1.08%	1.95%
Class B:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.22	(.69)	(.47)	(.12)	24.41	(1.90)	17	1.77	1.20
Class C:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.22	(.69)	(.47)	(.12)	24.41	(1.90)	240	1.81	1.21
Class F-1:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.37	(.71)	(.34)	(.21)	24.45	(1.34)	116	1.02	2.03
Class F-2:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.41	(.70)	(.29)	(.25)	24.46	(1.18)	69	.79	2.23
Class 529-A:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.35	(.71)	(.36)	(.20)	24.44	(1.44)	68	1.08	1.88
Class 529-B:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.21	(.70)	(.49)	(.10)	24.41	(1.97)	2	1.88	1.11
Class 529-C:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.20	(.69)	(.49)	(.12)	24.39	(1.97)	22	1.86	1.06
Class 529-E:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.29	(.69)	(.40)	(.18)	24.42	(1.58)	4	1.32	1.60
Class 529-F-1:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.39	(.70)	(.31)	(.24)	24.45	(1.26)	2	.84	2.11
Class R-1:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.23	(.70)	(.47)	(.12)	24.41	(1.90)	4	1.75	1.26
Class R-2:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.24	(.71)	(.47)	(.12)	24.41	(1.87)	10	1.64	1.30
Class R-3:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.30	(.69)	(.39)	(.18)	24.43	(1.58)	10	1.28	1.66
Class R-4:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.38	(.71)	(.33)	(.21)	24.46	(1.34)	5	1.00	2.03
Class R-5:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.42	(.71)	(.29)	(.25)	24.46	(1.16)	15	.74	2.31
Class R-6:
Period from 2/1/2011 to 10/31/2011(4)	25.00	.44	(.72)	(.28)	(.26)	24.46	(1.13)	1	.71	2.35

For the period 2/1/2011 to 10/31/2011(4)
Portfolio turnover rate for all share classes	38%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)Annualized.
(4)Based on operations for the periods shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Global Balanced Fund:

We have audited the accompanying statement of assets and liabilities of American Funds Global Balanced Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2011, and the related statements of operations, changes in net assets, and the financial highlights for the period February 1, 2011 (commencement of operations) through October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Global Balanced Fund as of October 31, 2011, the results of its operations, changes in its net assets, and the financial highlights for the period February 1, 2011 (commencement of operations) through October 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 12, 2011

Tax information
                       unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal period ended October 31, 2011:

Foreign taxes	$0.01 per share
Foreign source income	$0.24 per share
Qualified dividend income	100%
Corporate dividends received deduction	$9,461,000
U.S. government income that may be exempt from state taxation	$1,144,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Expense example
                                                                                                                                                     unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2011, through October 31, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2011	Ending account value 10/31/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$931.06	$5.16	1.06%
Class A -- assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class B -- actual return	1,000.00	927.78	8.55	1.76
Class B -- assumed 5% return	1,000.00	1,016.33	8.94	1.76
Class C -- actual return	1,000.00	927.75	8.70	1.79
Class C -- assumed 5% return	1,000.00	1,016.18	9.10	1.79
Class F-1 -- actual return	1,000.00	931.28	4.87	1.00
Class F-1 -- assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class F-2 -- actual return	1,000.00	932.34	3.75	.77
Class F-2 -- assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 529-A -- actual return	1,000.00	930.92	5.16	1.06
Class 529-A -- assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class 529-B -- actual return	1,000.00	927.56	9.04	1.86
Class 529-B -- assumed 5% return	1,000.00	1,015.83	9.45	1.86
Class 529-C -- actual return	1,000.00	927.36	8.99	1.85
Class 529-C -- assumed 5% return	1,000.00	1,015.88	9.40	1.85
Class 529-E -- actual return	1,000.00	930.07	6.37	1.31
Class 529-E -- assumed 5% return	1,000.00	1,018.60	6.67	1.31
Class 529-F-1 -- actual return	1,000.00	931.94	3.99	.82
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.07	4.18	.82
Class R-1 -- actual return	1,000.00	927.97	8.41	1.73
Class R-1 -- assumed 5% return	1,000.00	1,016.48	8.79	1.73
Class R-2 -- actual return	1,000.00	928.17	7.78	1.60
Class R-2 -- assumed 5% return	1,000.00	1,017.14	8.13	1.60
Class R-3 -- actual return	1,000.00	929.88	6.13	1.26
Class R-3 -- assumed 5% return	1,000.00	1,018.85	6.41	1.26
Class R-4 -- actual return	1,000.00	931.56	4.72	.97
Class R-4 -- assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-5 -- actual return	1,000.00	932.49	3.51	.72
Class R-5 -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class R-6 -- actual return	1,000.00	932.68	3.31	.68
Class R-6 -- assumed 5% return	1,000.00	1,021.78	3.47	.68

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2011 (the most recent calendar quarter-end):
Life of class
Class B shares1 — first sold 2/1/11
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	−12.05%
Not reflecting CDSC	−7.44

Class C shares — first sold 2/1/11
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	−8.37
Not reflecting CDSC	−7.44

Class F-1 shares2 — first sold 2/1/11
Not reflecting annual asset-based fee charged
by sponsoring firm	−6.99

Class F-2 shares2 — first sold 2/1/11
Not reflecting annual asset-based fee charged
by sponsoring firm	−6.83

Class 529-A shares3 — first sold 2/1/11
Reflecting 5.75% maximum sales charge	−12.40
Not reflecting maximum sales charge	−7.04

Class 529-B shares1,3 — first sold 2/1/11
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	−12.12
Not reflecting CDSC	−7.51

Class 529-C shares3 — first sold 2/1/11
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	−8.44
Not reflecting CDSC	−7.52

Class 529-E shares2,3 — first sold 2/1/11	−7.18

Class 529-F-1 shares2,3 — first sold 2/1/11
Not reflecting annual asset-based fee charged
by sponsoring firm	−6.87

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers
“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Louise H. Bryson, 67	2010	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Mary Anne Dolan, 64	2010	Founder and President, MAD Ink (communications
Chairman of the Board		company)
(Independent and
Non-Executive)

James G. Ellis, 64	2010	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 65	2010	President and CEO, Fuller Consulting (financial
		management consulting firm)

William D. Jones, 56	2010	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

L. Daniel Jorndt, 70	2010	Retired

William H. Kling, 69	2010	President Emeritus, American Public Media

John C. Mazziotta, M.D.,	2011	Physician; Chair, Department of Neurology, University
Ph.D., 62		of California at Los Angeles; Associate Director,
		Semel Institute, UCLA; Director, Brain Mapping
		Center, UCLA

John G. McDonald, 74	2010	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Bailey Morris-Eck, 67	2010	Director and Programming Chair, WYPR
		Baltimore/Washington (public radio station); Senior
		Adviser, Financial News (London); Senior Fellow,
		Institute for International Economics

Steven B. Sample, Ph.D., 71	2010	President Emeritus, University of Southern California

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Louise H. Bryson, 67	7	None

Mary Anne Dolan, 64	10	None
Chairman of the Board
(Independent and
Non-Executive)

James G. Ellis, 64	46	Quiksilver, Inc.

Leonard R. Fuller, 65	46	None

William D. Jones, 56	7	Sempra Energy

L. Daniel Jorndt, 70	4	None

William H. Kling, 69	10	None

John C. Mazziotta, M.D.,	4	None
Ph.D., 62

John G. McDonald, 74	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Bailey Morris-Eck, 67	4	None

Steven B. Sample, Ph.D., 71	4	Intermec, Inc.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Michael J. Thawley, 61	2010	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President and
		International Advisor, Capital Strategy Research,
		Inc.;6 former Australian Ambassador to the United
		States

Eric S. Richter, 51	2010	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Michael J. Thawley, 61	2	None
Vice Chairman of the Board

Eric S. Richter, 51	1	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

David M. Riley, 44	2010	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Mark A. Brett, 53	2010	Vice President — Fixed Income, Capital Research
Vice President		Company;6 Vice President, Capital International
		Research, Inc.;6 Senior Vice President, Capital
		International Limited;6 Director, Capital Strategy
		Research, Inc.6

Paul Flynn, 45	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Vincent P. Corti, 55	2010	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 37	2011	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Raymond F. Sullivan, Jr., 54	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 60	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 33 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices

Office of the fund
One Market
Steuart Tower, Suite 2000
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2011, portfolio of American Funds Global Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Global Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Global Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 89% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 65% of 10-year periods and 75% of 20-year periods.* Our fund management fees have consistently been among the lowest in the industry.†

*Based on Class A share results for periods through 12/31/10. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
†Based on management fees for the 20-year period ended 12/31/10 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-937-1211P

Litho in USA CGD/L/10166-S30143

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2010	Not Applicable
2011	$23,000

b) Audit-Related Fees:
2010	Not Applicable
2011	None

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	Not Applicable
2011	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2010	Not Applicable
2011	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2010	$999,000
2011	$1,005,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2010	$13,000
2011	$36,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2010	$2,000
2011	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,415,000 for fiscal year 2010 and $1,609,000 for fiscal year 2011. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Global Balanced FundSM
Investment portfolio

October 31, 2011

Common stocks — 54.70%	Shares	Value (000)

CONSUMER DISCRETIONARY — 11.19%
DIRECTV, Class A1	1,022,200	$46,469
Home Depot, Inc.	1,281,800	45,888
British Sky Broadcasting Group PLC2	2,128,900	23,900
Virgin Media Inc.	939,000	22,893
General Motors Co.1	855,000	22,102
Mattel, Inc.	703,100	19,856
Kohl’s Corp.	364,000	19,296
Hyundai Motor Co.2	92,450	18,753
Marks and Spencer Group PLC2	3,647,800	18,744
Time Warner Inc.	457,600	16,011
Honda Motor Co., Ltd.2	450,000	13,564
YUM! Brands, Inc.	166,000	8,893
Daimler AG2	174,700	8,875
Toyota Motor Corp.2	241,100	8,061
SES SA, Class A (FDR)2	145,900	3,723
		297,028

CONSUMER STAPLES — 8.22%
Altria Group, Inc.	1,968,400	54,229
British American Tobacco PLC2	1,075,550	49,220
Philip Morris International Inc.	457,200	31,945
ConAgra Foods, Inc.	690,600	17,493
Ralcorp Holdings, Inc.1	206,604	16,702
Nestlé SA2	283,200	16,389
Imperial Tobacco Group PLC2	387,800	14,133
Anheuser-Busch InBev NV2	205,500	11,409
Lorillard, Inc.	45,089	4,989
Wesfarmers Ltd.2	53,795	1,809
		218,318

FINANCIALS — 5.56%
JPMorgan Chase & Co.	957,000	33,265
Citigroup Inc.	745,000	23,535
Credit Suisse Group AG2	650,000	18,737
Westfield Group2	1,966,480	15,814
Société Générale2	411,296	11,793
HSBC Holdings PLC (Hong Kong)2	1,172,400	10,402
Bank of America Corp.	1,050,000	7,172
Wells Fargo & Co.	275,250	7,132
UBS AG1,2	511,400	6,451
Link Real Estate Investment Trust2	1,865,000	6,375
Ping An Insurance (Group) Co. of China, Ltd., Class H2	559,000	4,051
Hongkong Land Holdings Ltd.2	540,000	2,828
		147,555

ENERGY — 5.04%
Royal Dutch Shell PLC, Class B2	1,450,500	52,055
BP PLC2	3,643,000	26,853
BP PLC (ADR)	84,200	3,720
Devon Energy Corp.	240,000	15,588
Husky Energy Inc.	544,000	13,966
Apache Corp.	103,000	10,262
ConocoPhillips	108,600	7,564
OAO Gazprom (ADR)2	335,000	3,881
		133,889

INDUSTRIALS — 4.19%
Masco Corp.	2,949,200	28,312
General Dynamics Corp.	440,300	28,263
Jardine Matheson Holdings Ltd.2	416,200	20,864
Southwest Airlines Co.	1,580,000	13,509
Bureau Veritas SA2	158,000	12,245
Qantas Airways Ltd.1,2	4,800,000	8,049
		111,242

HEALTH CARE — 3.87%
Abbott Laboratories	656,800	35,382
Novartis AG2	474,200	26,789
Biogen Idec Inc.1	140,000	16,290
GlaxoSmithKline PLC2	602,100	13,496
Sonic Healthcare Ltd.2	511,700	5,907
Bayer AG2	76,400	4,873
		102,737

INFORMATION TECHNOLOGY — 3.60%
Microsoft Corp.	1,065,000	28,361
HOYA Corp.2	789,000	17,308
Compal Electronics, Inc.2	13,500,000	12,359
Nintendo Co., Ltd.2	75,400	11,404
Cielo SA, ordinary nominative	417,466	11,064
Corning Inc.	556,000	7,945
Baidu, Inc., Class A (ADR)1	51,900	7,276
		95,717

TELECOMMUNICATION SERVICES — 3.11%
SOFTBANK CORP.2	717,100	23,329
AT&T Inc.	787,000	23,067
Singapore Telecommunications Ltd.2	4,279,000	10,839
Millicom International Cellular SA (SDR)2	80,600	8,849
Verizon Communications Inc.	147,000	5,436
OJSC Mobile TeleSystems (ADR)	294,400	4,207
Koninklijke KPN NV2	320,000	4,181
Turkcell Iletisim Hizmetleri AS1,2	535,300	2,639
		82,547

MATERIALS — 2.63%
CRH PLC2	1,560,903	28,088
Dow Chemical Co.	680,000	18,958
ArcelorMittal2	765,000	15,767
Amcor Ltd.2	613,350	4,494
Israel Chemicals Ltd.2	200,885	2,393
		69,700

UTILITIES — 2.34%
National Grid PLC2	3,828,900	37,925
GDF SUEZ2	855,500	24,090
		62,015

MISCELLANEOUS — 4.95%
Other common stocks in initial period of acquisition		131,503

Total common stocks (cost: $1,530,307,000)		1,452,251

Convertible securities — 0.30%	Shares

CONSUMER DISCRETIONARY — 0.30%
General Motors Co., Series B, 4.75% convertible preferred 2013	190,200	7,904

Total convertible securities (cost: $8,561,000)		7,904

	Principal amount
Bonds & notes — 36.44%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 16.57%
German Government 4.25% 2014	€10,450	15,827
German Government 1.50% 20163	547	837
German Government, Series 7, 4.00% 2018	4,100	6,524
German Government, Series 8, 4.25% 2018	7,100	11,501
German Government 1.75% 20203	721	1,156
German Government 3.00% 2020	15,280	23,035
German Government 4.00% 2037	2,575	4,295
German Government, Series 8, 4.75% 2040	5,520	10,510
Japanese Government, Series 238, 1.40% 2012	¥50,000	643
Japanese Government, Series 264, 1.50% 2014	505,000	6,700
Japanese Government, Series 269, 1.30% 2015	495,000	6,554
Japanese Government, Series 14, 1.20% 20173	9,910	130
Japanese Government, Series 288, 1.70% 2017	155,000	2,123
Japanese Government, Series 296, 1.50% 2018	2,530,000	34,329
Japanese Government, Series 310, 1.00% 2020	1,005,000	12,965
Japanese Government, Series 21, 2.30% 2035	485,000	6,700
United Mexican States Government Global 6.625% 2015	$1,950	2,228
United Mexican States Government, Series M10, 8.00% 2015	MXN 39,000	3,253
United Mexican States Government, Series M10, 7.75% 2017	134,000	11,339
United Mexican States Government 3.50% 20173	23,235	1,985
United Mexican States Government, Series M, 6.50% 2021	42,500	3,275
United Mexican States Government, Series M20, 10.00% 2024	120,500	11,880
United Mexican States Government, Series M30, 10.00% 2036	174,360	16,810
Singapore (Republic of) 1.625% 2013	$ S11,075	9,007
Singapore (Republic of) 3.625% 2014	5,660	4,901
Singapore (Republic of) 3.75% 2016	1,700	1,549
Singapore (Republic of) 4.00% 2018	3,460	3,256
Singapore (Republic of) 3.25% 2020	12,625	11,352
Singapore (Republic of) 2.25% 2021	5,870	4,899
Singapore (Republic of) 2.875% 2030	13,500	11,626
Netherlands Government Eurobond 3.25% 2015	€19,550	28,978
Netherlands Government Eurobond 4.00% 2018	3,690	5,752
Netherlands Government Eurobond 7.50% 2023	1,175	2,406
Swedish Government 1.00% 20144	$900	913
Swedish Government, Series 1041, 6.75% 2014	SKr31,300	5,445
Swedish Government 3.50% 20153	4,159	744
Swedish Government, Series 1049, 4.50% 2015	93,325	15,926
Swedish Government, Series 1047, 5.00% 2020	35,100	6,763
Swedish Government, Series 3104, 3.50% 20283	5,496	1,271
Polish Government, Series 0414, 5.75% 2014	PLN14,400	4,645
Polish Government, Series 1017, 5.25% 2017	34,475	10,854
Polish Government 6.375% 2019	$150	169
Polish Government, Series 1020, 5.25% 2020	PLN20,100	6,150
Polish Government 5.125% 2021	$930	951
Polish Government, Series 1021, 5.75% 2021	PLN9,400	2,967
Hungarian Government, Series 14/C, 5.50% 2014	HUF1,170,530	5,149
Hungarian Government, Series 17/B, 6.75% 2017	606,390	2,670
Hungarian Government, Series 17/A, 6.75% 2017	572,780	2,517
Hungarian Government, Series 19/A, 6.50% 2019	2,625,300	11,159
Hungarian Government, Series 20A, 7.50% 2020	258,680	1,166
South Korean Government, Series 1303, 5.25% 2013	KRW 604,370	558
South Korean Government 4.25% 2014	1,387,000	1,278
South Korean Government 5.00% 2014	923,020	859
South Korean Government 5.25% 2015	6,374,320	6,022
South Korean Government 5.50% 2017	1,415,000	1,397
South Korean Government, Series 2106, 4.25% 2021	4,595,000	4,291
South Korean Government, Series 3012, 4.75% 2030	5,190,000	5,023
United Kingdom 4.50% 2013	£1,210	2,050
United Kingdom 2.75% 2015	2,005	3,419
United Kingdom 4.50% 2019	1,250	2,365
United Kingdom 4.75% 2020	25	48
United Kingdom 5.00% 2025	1,900	3,816
United Kingdom 4.50% 2034	620	1,188
United Kingdom 4.75% 2038	2,600	5,223
Russian Federation 7.85% 2018	RUB150,000	5,108
Russian Federation 7.85% 2018	15,000	511
Russian Federation 5.00% 2020	$3,100	3,232
Canadian Government 4.25% 2018	$ C6,925	8,020
Israeli Government 4.50% 2015	ILS12,550	3,588
Israeli Government 5.00% 20153	1,975	627
Israeli Government 5.50% 2017	11,000	3,277
Colombia (Republic of) Global 7.375% 2019	$1,000	1,265
Colombia (Republic of) Global 4.375% 2021	1,200	1,257
Colombia (Republic of) Global 7.75% 2021	COP3,640,000	2,299
Italian Government 3.75% 2013	€1,000	1,346
Italian Government 4.75% 2021	1,750	2,211
Kingdom of Denmark 5.00% 2013	DKr10,000	2,014
Kingdom of Denmark 4.00% 2019	6,000	1,283
Chilean Government 3.875% 2020	$2,600	2,738
Thai Government 5.25% 2014	THB57,750	1,968
State of Qatar 5.25% 2020	$1,300	1,446
State of Qatar 9.75% 2030	50	80
Bermudan Government 5.603% 2020	1,000	1,103
Bermudan Government 5.603% 20204	100	110
Croatian Government 6.75% 2019	1,100	1,112
		439,916

CORPORATE BONDS & NOTES — 9.28%
FINANCIALS — 3.72%
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€275	386
Westfield Group 7.50% 20144	$160	179
Westfield Group 5.70% 20164	620	670
Westfield Group 7.125% 20184	600	682
Westfield Group 6.75% 20194	5,875	6,660
WEA Finance LLC 4.625% 20214	6,355	6,324
Prologis, Inc. 6.25% 2017	3,005	3,290
Prologis, Inc. 6.625% 2018	100	109
Prologis, Inc. 6.625% 2019	3,590	3,922
Prologis, Inc. 7.375% 2019	620	707
Prologis, Inc. 6.875% 2020	5,980	6,648
Simon Property Group, LP 6.75% 2014	300	334
Simon Property Group, LP 4.20% 2015	576	610
Simon Property Group, LP 6.125% 2018	6,350	7,298
Simon Property Group, LP 4.375% 2021	3,450	3,588
Developers Diversified Realty Corp. 9.625% 2016	535	619
Developers Diversified Realty Corp. 4.75% 2018	7,710	7,281
JPMorgan Chase & Co. 3.45% 2016	500	512
JPMorgan Chase & Co. 4.25% 2020	1,500	1,500
JPMorgan Chase & Co. 4.625% 2021	2,800	2,884
HSBC Holdings PLC 6.00% 2019	€400	578
HSBC Bank PLC 4.125% 20204	$1,600	1,625
HSBC Bank USA, NA 4.875% 2020	750	735
HSBC Bank PLC 4.75% 20214	1,000	1,060
HSBC Holdings PLC 6.375% 20225	£50	83
Barclays Bank PLC 6.00% 2018	€3,075	4,045
Standard Chartered PLC 3.20% 20164	$2,300	2,276
Standard Chartered Bank 5.875% 2017	€1,200	1,697
Citigroup Inc. 4.587% 2015	$2,370	2,481
Citigroup Inc. 3.953% 2016	1,100	1,129
Goldman Sachs Group, Inc. 3.625% 2016	600	596
Goldman Sachs Group, Inc. 7.50% 2019	1,400	1,588
Goldman Sachs Group, Inc. 5.25% 2021	1,200	1,217
Munich Re Finance BV 6.75% 20235	€2,070	2,993
Wells Fargo & Co. 3.676% 2016	$1,125	1,185
Wells Fargo & Co. 4.60% 2021	1,650	1,774
Morgan Stanley 3.80% 2016	3,000	2,909
Zurich Finance (USA), Inc., Series 6, 5.75% 20235	€1,420	1,975
UBS AG 5.75% 2018	$1,850	1,964
Kimco Realty Corp. 5.584% 2015	800	863
Kimco Realty Corp., Series C, 5.783% 2016	950	1,035
Bank of America Corp. 5.00% 2021	1,500	1,415
Bank of America Corp. 5.875% 2021	400	393
BNP Paribas 5.00% 2021	1,750	1,768
Royal Bank of Scotland PLC 6.934% 2018	€1,300	1,546
Realogy Corp. 7.875% 20194	$1,375	1,244
Credit Suisse Group Finance (Guernsey) Ltd. 3.625% 20185	€750	970
Aviva PLC 5.25% 2023	600	818
Société Générale 6.125% 2018	500	688
Lloyds TSB Bank PLC 6.50% 2020	500	597
Intesa Sanpaolo SpA 2.708% 20144,5	$475	434
ERP Operating LP 4.75% 2020	250	261
AXA SA, junior subordinated 6.463% (undated)4,5	300	215
The Export-Import Bank of Korea 4.375% 2021	200	202
Banco de Crédito del Perú 5.375% 20204	125	123
		98,685

ENERGY — 1.46%
Gazprom OJSC 5.092% 20154	1,100	1,152
Gazprom OJSC 5.875% 2015	€1,350	1,999
Gazprom OJSC 8.146% 2018	$3,400	3,991
Gazprom OJSC, Series 9, 6.51% 2022	2,555	2,689
Gazprom OJSC 7.288% 2037	4,530	4,898
Anadarko Petroleum Corp. 8.70% 2019	3,635	4,762
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	1,450	1,523
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	1,590	1,765
Husky Energy Inc. 6.20% 2017	1,340	1,552
Husky Energy Inc. 7.25% 2019	1,270	1,570
Enbridge Energy Partners, LP 5.20% 2020	1,925	2,122
Kinder Morgan Energy Partners LP 6.85% 2020	1,745	2,094
TransCanada PipeLines Ltd. 5.05% 2014	$ C1,650	1,769
TransCanada PipeLines Ltd. 6.50% 2018	$125	150
TransCanada PipeLines Ltd. 7.125% 2019	125	159
Statoil ASA 3.125% 2017	1,460	1,572
PTT Exploration & Production Ltd 5.692% 20214	1,000	1,030
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 20184,6	1,000	1,018
BG Energy Capital PLC 2.875% 20164	905	932
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	25	27
Pemex Project Funding Master Trust 6.50% 20414	675	731
Enbridge Inc. 5.60% 2017	500	569
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 20214,6	400	422
Ras Laffan Liquefied Natural Gas III 5.50% 2014	250	273
Shell International Finance BV 4.00% 2014	25	27
		38,796

HEALTH CARE — 1.08%
Roche Holdings Inc. 5.00% 20144	4,645	5,091
Roche Holdings Inc. 6.00% 20194	5,035	6,160
Boston Scientific Corp. 6.00% 2020	6,905	7,744
Novartis Capital Corp. 2.90% 2015	3,050	3,245
Novartis Securities Investment Ltd. 5.125% 2019	3,645	4,301
GlaxoSmithKline Capital Inc. 5.65% 2018	1,780	2,141
Schering-Plough Corp. 6.00% 2017	25	30
		28,712

CONSUMER STAPLES — 0.74%
Anheuser-Busch InBev NV 0.761% 20145	1,225	1,223
Anheuser-Busch InBev NV 6.875% 2019	4,350	5,574
Altria Group, Inc. 9.70% 2018	1,340	1,807
Altria Group, Inc. 4.75% 2021	3,300	3,573
Kraft Foods Inc. 6.125% 2018	2,780	3,291
Coca-Cola Co. 1.80% 20164	1,600	1,615
Wal-Mart Stores, Inc. 2.80% 2016	1,000	1,064
PepsiCo, Inc. 2.50% 2016	1,000	1,042
Procter & Gamble Co. 1.45% 2016	310	311
Fortune Brands, Inc. 6.375% 2014	161	177
		19,677

TELECOMMUNICATION SERVICES — 0.71%
MTS International Funding Ltd. 8.625% 2020	6,555	7,227
Deutsche Telekom International Finance BV 3.125% 20164	700	717
Deutsche Telekom International Finance BV 6.00% 2017	€1,300	2,070
Koninklijke KPN NV 3.75% 2020	1,550	2,141
Telefónica Emisiones, SAU 4.949% 2015	$50	51
Telefónica Emisiones, SAU 3.992% 2016	1,600	1,577
América Móvil, SAB de CV 2.375% 2016	1,250	1,262
AT&T Inc. 6.125% 2015	€400	624
AT&T Inc. 5.50% 2018	$100	117
AT&T Inc. 5.80% 2019	200	237
France Télécom 5.00% 2016	£50	88
France Télécom 5.625% 2018	€500	797
Telecom Italia Capital SA 6.999% 2018	$300	313
Telecom Italia Capital SA 7.175% 2019	500	527
Vodafone Group PLC 5.625% 2017	500	589
Verizon Communications Inc. 3.00% 2016	400	422
		18,759

CONSUMER DISCRETIONARY — 0.67%
Virgin Media Finance PLC, Series 1, 9.50% 2016	5,800	6,496
Time Warner Inc. 4.75% 2021	2,500	2,728
Time Warner Cable Inc. 5.00% 2020	2,275	2,511
Time Warner Cable Inc. 4.125% 2021	150	156
Comcast Corp. 5.90% 2016	2,235	2,589
NBCUniversal Media, LLC 4.375% 2021	1,200	1,283
Volkswagen International Finance NV 0.984% 20144,5	1,000	1,003
Macy’s Retail Holdings, Inc. 8.125% 20155	325	377
BMW Group 3.875% 2017	€250	364
McDonald’s Corp. 3.50% 2020	$150	162
		17,669

UTILITIES — 0.36%
National Grid PLC 6.30% 2016	1,710	1,971
E.ON International Finance BV 5.80% 20184	1,325	1,542
Enersis SA 7.375% 2014	1,325	1,451
Enel Finance International SA 3.875% 20144	1,400	1,404
Iberdrola Finance Ireland 5.00% 20194	925	921
Veolia Environnement 5.25% 2013	500	528
Veolia Environnement 6.00% 2018	125	139
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	€300	426
PSEG Power LLC 2.75% 2016	$315	318
Hydro One Inc. 5.49% 2040	$ C200	236
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	$150	216
Colbun SA 6.00% 20204	200	213
Scottish and Southern Energy PLC 6.125% 2013	€100	149
		9,514

INFORMATION TECHNOLOGY — 0.21%
First Data Corp. 8.75% 20224,5,7	$3,100	2,961
International Business Machines Corp. 1.95% 2016	1,535	1,576
Cisco Systems, Inc. 0.593% 20145	1,000	999
		5,536

MATERIALS — 0.20%
Rio Tinto Finance (USA) Ltd. 2.50% 2016	2,300	2,371
Rio Tinto Finance (USA) Ltd. 4.125% 2021	1,000	1,072
Teck Resources Ltd. 3.15% 2017	1,500	1,527
CRH America, Inc. 4.125% 2016	440	441
		5,411

INDUSTRIALS — 0.13%
General Electric Capital Corp. 4.375% 2020	850	869
General Electric Capital Corp. 4.65% 2021	800	828
Ply Gem Industries, Inc. 8.25% 2018	1,330	1,260
Volvo Treasury AB 5.95% 20154	200	217
Volvo Treasury AB 5.00% 2017	€300	433
		3,607

Total corporate bonds & notes		246,366

BONDS & NOTES OF U.S. GOVERNMENT — 6.77%
U.S. Treasury 3.875% 2013	$10,300	10,791
U.S. Treasury 2.00% 20143	368	395
U.S. Treasury 1.75% 2015	7,100	7,404
U.S. Treasury 1.875% 20153	582	648
U.S. Treasury 4.50% 2016	2,500	2,894
U.S. Treasury 7.50% 2016	2,650	3,502
U.S. Treasury 2.375% 20173	674	785
U.S. Treasury 8.875% 2017	500	716
U.S. Treasury 1.375% 20183	1,891	2,123
U.S. Treasury 3.50% 2018	23,355	26,372
U.S. Treasury 2.125% 2021	365	365
U.S. Treasury 3.125% 2021	4,500	4,910
U.S. Treasury 8.00% 2021	11,120	17,075
U.S. Treasury 6.50% 2026	5,650	8,324
U.S. Treasury 5.25% 2029	4,250	5,662
U.S. Treasury 5.375% 2031	2,220	3,041
U.S. Treasury 4.375% 2038	5,342	6,589
U.S. Treasury 4.625% 2040	22,700	29,180
U.S. Treasury 4.375% 2041	5,240	6,500
U.S. Treasury 4.75% 2041	32,325	42,447
		179,723

MORTGAGE-BACKED OBLIGATIONS6 — 3.82%
Fannie Mae 3.50% 2025	467	486
Fannie Mae 4.00% 2025	706	743
Fannie Mae 3.00% 2026	10,500	10,726
Fannie Mae 3.50% 2026	1,035	1,077
Fannie Mae 3.50% 2026	1,033	1,075
Fannie Mae 3.50% 2026	388	404
Fannie Mae 4.00% 2026	1,866	1,962
Fannie Mae 4.00% 2026	737	776
Fannie Mae 6.00% 2037	3,015	3,313
Fannie Mae 6.00% 2038	2,740	3,010
Fannie Mae 6.00% 2038	1,628	1,788
Fannie Mae 6.00% 2038	158	173
Fannie Mae 4.50% 2040	1,486	1,573
Fannie Mae 6.00% 2040	257	283
Fannie Mae 3.50% 2041	2,900	2,951
Fannie Mae 4.00% 2041	580	604
Fannie Mae 4.00% 2041	483	503
Fannie Mae 4.00% 2041	390	406
Fannie Mae 4.00% 2041	122	127
Fannie Mae 4.50% 2041	6,550	6,927
Fannie Mae 4.50% 2041	1,975	2,091
Fannie Mae 4.50% 2041	1,734	1,837
Fannie Mae 4.50% 2041	1,479	1,566
Fannie Mae 4.50% 2041	1,276	1,352
Fannie Mae 4.50% 2041	843	892
Fannie Mae 5.00% 2041	10,226	11,116
Fannie Mae 5.00% 2041	6,400	6,884
Fannie Mae 5.00% 2041	4,870	5,287
Fannie Mae 5.00% 2041	3,138	3,411
Fannie Mae 5.00% 2041	1,594	1,738
Fannie Mae 5.50% 2041	3,000	3,255
Fannie Mae 6.00% 2041	5,250	5,755
Freddie Mac 5.00% 2041	4,557	4,939
Freddie Mac 5.00% 2041	2,087	2,262
Nordea Hypotek AB 4.00% 2014	SKr21,800	3,459
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 944, 4.50% 2013	€750	1,075
Deutsche Genossenschaftsbank-Hypothekenbank AG, Series 1043, 4.00% 2016	950	1,424
HBOS Treasury Services PLC, Series 17, 4.375% 2016	1,500	2,186
Dexia Municipal Agency 4.50% 2017	1,500	2,111
		101,547

MUNICIPALS — 0.00%
State of California, Various Purpose General Obligation Bonds (Federally Taxable), 7.625% 2040	25	31

Total bonds & notes (cost: $947,291,000)		967,583

Short-term securities — 9.65%

Variable Funding Capital Corp. 0.18% due 11/14–11/21/20114	43,500	43,496
Siemens Capital Co. LLC 0.12%–0.14% due 11/9–12/28/20114	32,000	31,996
Thunder Bay Funding, LLC 0.22% due 12/19/2011–1/17/20124	21,700	21,690
Old Line Funding, LLC 0.18% due 12/8/20114	10,000	9,999
Federal Home Loan Bank 0.03%–0.16% due 11/28/2011–5/15/2012	31,100	31,097
Québec (Province of) 0.12% due 1/17/20124	25,000	24,984
National Rural Utilities Cooperative Finance Corp. 0.09% due 11/14/2011	16,800	16,799
Barclays U.S. Funding Corp. 0.12% due 11/1/2011	15,000	15,000
Nestlé Capital Corp. 0.11% due 1/20/20124	13,100	13,097
Freddie Mac 0.18% due 10/17/2012	13,000	12,983
Fannie Mae 0.09%–0.12% due 12/19/2011–3/19/2012	12,750	12,748
eBay Inc. 0.12% due 12/7/20114	12,300	12,296
Shell International Finance BV 0.08% due 11/3/20114	10,000	10,000

Total short-term securities (cost: $256,188,000)		256,185

Total investment securities (cost: $2,742,347,000)		2,683,923
Other assets less liabilities		(28,853)

Net assets		$2,655,070

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $720,919,000, which represented 27.15% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Index-linked bond whose principal amount moves with a government price index.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $217,202,000, which represented 8.18% of the net assets of the fund.

5Coupon rate may change periodically.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations and symbols

ADR = American Depositary Receipts	€ = Euros	MXN = Mexican pesos
FDR = Fiduciary Depositary Receipts	£ = British pounds	PLN = Polish zloty
SDR = Swedish Depositary Receipts	HUF = Hungarian forints	RUB = Russian rubles
C$ = Canadian dollars	ILS = Israeli shekels	SKr = Swedish kronor
COP = Colombian pesos	¥ = Japanese yen	S$ = Singapore dollars
DKr = Danish kroner	KRW = South Korean won	THB = Thai baht

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-937-1211O-S30498

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American Funds Global Balanced Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Funds Global Balanced Fund (the “Fund”) as of October 31, 2011, and for the year then ended and have issued our report thereon dated December 12, 2011, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2011, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 12, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL BALANCED FUND

By /s/ Eric S. Richter
Eric S. Richter, President and Principal Executive Officer

Date: December 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Eric S. Richter
Eric S. Richter, President and Principal Executive Officer

Date: December 30, 2011

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: December 30, 2011